UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

Barings BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 805-7200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 9, 2023, Barings BDC, Inc. (“BBDC”) entered into an amendment (the “Fourth Amendment”) to the Senior Secured Revolving Credit Agreement, dated as of February 3, 2019 (as amended by the first amendment thereto, dated as of December 3, 2019, as further amended by the second amendment thereto, dated as of December 29, 2021, as further amended by the third amendment thereto, dated as of February 25, 2022, and as further amended by the Fourth Amendment, the “ING Credit Facility”), among BBDC, as borrower, Energy Hardware Holdings, Inc., Barings BDC Finance I, LLC and Barings BDC Senior Funding I, LLC, as subsidiary guarantors, the lenders party thereto and ING Capital LLC (“ING”), as administrative agent.

Under the Fourth Amendment, among other changes, the maturity date of the ING Credit Facility was extended to February 21, 2026.

The above summary is not complete and is qualified in its entirety to the full text of the Fourth Amendment and related documents, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*
Amendment No. 4 to Senior Secured Revolving Credit Agreement, dated as of May 9, 2023, by and among BBDC, the subsidiary guarantors party thereto, the lenders party thereto and ING, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: May 15, 2023	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer